VANGUARD(R) PENNSYLVANIA
TAX-EXEMPT FUNDS

ANNUAL REPORT - NOVEMBER 30, 2000

INCLUDED WITHIN THIS REPORT:

Vanguard Pennsylvania
Tax-Exempt Money
Market Fund

Vanguard Pennsylvania
Insured Long-Term
Tax-Exempt Fund

[GRAPHIC]
[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

OUR REPORTS TO
  THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

*    Larger type and redesigned graphics to make the reports easier to read.

* An at-a-glance summary of key points about fund performance and the financial markets.

*    A  table--included   for  many  funds--in  which  the  investment   adviser
     highlights significant changes in holdings.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* The Vanguard Pennsylvania Tax-Exempt Funds earned solid returns that topped those of their average competitors.

*    Our  Insured   Long-Term   Tax-Exempt  Fund  benefited  from  the  market's
     preference for higher-quality bonds.

* During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.

CONTENTS

 1 Letter from the Chairman

 7 Report from the Adviser

10 Fund Profiles

12 Glossary of Investment Terms

13 Performance Summaries

15 Financial Statements

34 Report of Independent Accountants

LETTER
   from the Chairman


Fellow Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the returns of both of the vanguard pennsylvania tax-exempt funds outpaced those of competing mutual funds.

     The accompanying table presents each fund's 12-month return along with those of our average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market.

2000 TOTAL RETURNS                              Fiscal Year Ended
                                                      November 30
-----------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt
  Money Market Fund                                          3.9%
  (SEC 7-Day Annualized Yield: 4.05%)
Average Pennsylvania Tax-Exempt
  Money Market Fund*                                         3.6
Vanguard Pennsylvania Insured
  Long-Term Tax-Exempt Fund                                  8.9%
Average Pennsylvania Municipal Debt Fund*                    6.8
Lehman Municipal Bond Index                                  8.2
-----------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $10.65 per share on November 30, 1999, to $10.98 per share on November 30, 2000, and is adjusted for dividends totaling $0.584 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 5.04%, down from 5.17% a year earlier; the Money Market Fund's yield was 4.05%, up from 3.57%.

     For Pennsylvania residents, income earned by our funds is exempt from federal and Pennsylvania income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months. Technology-related stocks slid, but many other segments also suffered--in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below-average prices in relation to measures such as earnings and book value. And mid-cap stocks, particularly those with a value bent, notched excellent 12-month returns.

MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended November 30, 2000

                                                   One        Three         Five
                                                  Year        Years        Years
--------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)       9.1%         6.1%         6.4%
Lehman 10 Year Municipal Bond Index               7.7          5.0          5.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        5.9          5.2          5.2
--------------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large-caps)                       -4.2%        12.7%        18.7%
Russell 2000 Index (Small-caps)                  -0.6          2.4          9.1
Wilshire 5000 Index (Entire market)              -5.8         10.8         16.7
MSCI EAFE Index (International)                  -9.5          8.7          7.5
--------------------------------------------------------------------------------
CPI

Consumer Price Index                              3.4%         2.5%         2.5%
--------------------------------------------------------------------------------

     For bonds, it was an entirely different story. As you can see in the table above, the returns of three major fixed-income indexes surpassed those of many stock market measures in the past year. Long-term Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries-- a continuing effort aimed at paring the national debt. The Lehman Long U.S. Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond-market measures were not quite so strong, but were still solid in absolute terms.

     Signs of decelerating growth--the product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

MUNI AND TREASURY YIELDS MOVE CLOSER

Municipal bonds performed well during the fiscal year. Overall, the difference between the yield of the 30-year U.S. Treasury bond and the yield of an insured long-term, high-quality municipal bond narrowed during the period to an extraordinarily slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely attractive because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

     Short-term muni rates rose 40 basis points to 4.20%, while the yield of the 3-month U.S. Treasury bill climbed 90 basis points to 6.20%.

     Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 7.

FISCAL 2000 PERFORMANCE OVERVIEW

For Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund, the fiscal year produced returns that were excellent both on an absolute basis and relative to the average Pennsylvania municipal bond fund. Our 8.9% total return consisted of an income return of 5.8% and a price increase of 3.1%. (The Performance Summary on page 14 presents a historical breakdown of the fund's returns for the last ten years.) There are two key distinctions between our fund and its competitors: quality and costs. During fiscal 2000, both of these worked in our favor.

                                                              ------------------
                                                                    Our cost and
                                                                  credit-quality
                                                              differences helped
                                                                    our relative
                                                                    performance.
                                                              ------------------

QUALITY AND COST MATTER

Generally, our holdings have a higher average credit quality than those of our peers. When investors are focusing on high credit quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress-- our emphasis on quality results in relatively strong returns. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay less interest than lower-quality bonds. However, our rock-bottom costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.

     Our Insured Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.19% and 0.18%, respectively--a fraction of the 1.11% charged by the average long-term Pennsylvania tax-exempt fund and the 0.60% charged by the average Pennsylvania tax-exempt money market fund. This advantage aids us each year in our pursuit of superior results, and is especially powerful over longer periods. The combination of this cost advantage and the skillful management of Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

     It's also important to note that our fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes muni bonds from across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

     The Tax-Exempt Money Market Fund provided a total return of 3.9%, outpacing the 3.6% return of its average peer. Here, too, cost was the key reason for our margin of outperformance.

THE MUNICIPAL BOND TAX ADVANTAGE

For Pennsylvania residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the Pennsylvania Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Money Market Fund also offers Pennsylvania residents an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was about 14% higher than the after-tax yield of 90-day U.S. Treasury bills. For Pennsylvania taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield. For a tax-exempt short-term yield of 4.2%, the taxable equivalent is 7.0%.

COMPARISON                                          From a Hypothetical $100,000
OF INCOME                                             Investment Based on Yields
                                                         as of November 30, 2000

                                                 Short-Term            Long-Term
--------------------------------------------------------------------------------
Taxable gross income                                 $6,200              $5,600
Less taxes (39.6%)                                   (2,500)             (2,200)
Net after-tax income                                  3,700               3,400
--------------------------------------------------------------------------------
Tax-exempt income                                    $4,200              $5,600
--------------------------------------------------------------------------------
Tax-exempt income advantage                           $ 500              $2,200
--------------------------------------------------------------------------------
Percentage advantage                                    14%                 65%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2000) of 5.6% for long-term U.S. Treasury bonds, 6.2% for U.S. Treasury bills, 5.6% for long-term municipals, and 4.2% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     These remarkable advantages are illustrated in the table at left, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment.

     When considering this example, keep in mind that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters. However, private insurance on the bonds in our Long-Term Tax-Exempt Fund reduces these additional credit risks. Though the insurance does not protect against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. Our investment adviser is responsible for carefully analyzing securities to preserve the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

Though an annual review of any investment is a useful exercise, it's more important to examine performance over longer periods. The table below compares the performance of our funds over the past ten years with that of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments made a decade ago. As you can see, the Vanguard Pennsylvania
Tax-Exempt Funds have established excellent records versus their competitors, largely because of our cost advantage.

IN SUMMARY

During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.

     We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little long-term impact.

TOTAL RETURNS                                                              Ten Years Ended
                                                                         November 30, 2000

                                         Average             Final Value of a $10,000
                                      Annual Return             Initial Investment*
                                   -------------------------------------------------------
                                               Average                 Average
                                  Vanguard   Competing    Vanguard   Competing    Vanguard
Pennsylvania Tax-Exempt Fund          Fund        Fund        Fund        Fund   Advantage
------------------------------------------------------------------------------------------
Money Market                          3.3%        3.1%     $13,882     $13,589      $  293
Insured Long-Term                     7.1         6.3       19,846      18,407       1,439
------------------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.

The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.

Sincerely,

/S/ JOHN J. BRENNAN

December 13, 2000

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer

REPORT
  from the Adviser                                   VANGUARD FIXED INCOME GROUP

Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds.

     Our tax-exempt money market fund earned a total return of 3.9% for the fiscal year, while our insured long-term tax-exempt fund returned 8.9%. Both funds outpaced their average peers by solid margins.

------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each
fund, while operating within
stated maturity and stringent
quality targets, can achieve a
high level of current income
that is exempt from federal
and Pennsylvania income
taxes by investing in insured
and high-quality uninsured
securities issued by
Pennsylvania state, county,
and municipal governments.
------------------------------

THE ECONOMIC ENVIRONMENT

The fiscal year began amid abundant signs that the U.S. economy continued to steam ahead. Economic growth surged, unemployment dipped below 4%, and inflation seemed well under control. But as the period progressed, concerns about overheating gave way to fears among stock investors that the nation's economy was getting too cool for comfort.

     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).

     Several other factors weighed on the minds of investors during the fiscal year:

* Oil prices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.

* Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.

* Stock prices declined sharply. The slide that began in the spring dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.

* Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of the fiscal year, leaving economists and traders speculating on the fate of the budget surplus and the implications of a divided Congress.

THE VALUE IN MUNIS

During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.

     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity, insured AAA-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the insured municipal's tax-exempt yield was equal to 99% of the taxable yield of a 30-year Treasury. This was significantly above the longer-term average of about 89% and made munis very attractive relative to Treasuries.

     At the short end of the bond spectrum, yields generally rose in response to the Fed's rate hikes. Overall, short-term tax-exempt notes became more attractive relative to comparable Treasury securities. The yield of the 1-year U.S. Treasury bill rose 24 basis points to end the period at 5.92%, while the yield of the benchmark 1-year MIG-1 climbed 43 basis points to 4.30%. As a result, the ratio of the 1-year muni's yield to that of the 1-year Treasury bill rose from about 68% a year ago to about 73% at the end of November 2000.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS

The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. Issuance in Pennsylvania plunged 48%. In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.

     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of a AAA-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.

     We can offer higher quality while maintaining above-average tax-exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the interest income paid by our bonds, we can maintain a more conservatively managed portfolio without sacrificing yield.

LOOKING AHEAD

We begin the 2001 fiscal year as we do every year, with an unwavering commitment to providing prudently managed, low-cost portfolios. This desirable combination has served our investors well in the past, and we fully expect it to continue to do so in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal

December 13, 2000

FUND PROFILE                                             As of November 30, 2000
   for Pennsylvania Tax-Exempt Money Market Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

-------------------------------------------
FINANCIAL ATTRIBUTES

Yield                                  4.1%
Average Maturity                    46 days
Average Quality                       MIG-1
Expense Ratio                         0.18%
-------------------------------------------

-------------------------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

MIG-1/SP-1+                           54.7%
A-1/P-1                               37.3
AAA/AA                                 8.0
A                                      0.0
-------------------------------------------
Total                                100.0%
-------------------------------------------

FUND PROFILE                                             As of November 30, 2000
   for Pennsylvania Insured Long-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

-------------------------------------------
FINANCIAL ATTRIBUTES
                                     LEHMAN
                         FUND        INDEX*
-------------------------------------------
Number of Issues          283        39,476
Yield                    5.0%          5.1%
Yield to Maturity        5.0%            --
Average Coupon           5.3%          5.5%
Average Maturity   10.9 years    13.8 years
Average Quality           AAA           AA+
Average Duration    7.2 years     7.3 years
Expense Ratio           0.19%            --
Cash Investments         0.3%            --
-------------------------------------------

-------------------------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

AAA                                   97.5%
AA                                     2.5
A                                      0.0
BBB                                    0.0
BB                                     0.0
B                                      0.0
-------------------------------------------
Total                                100.0%
-------------------------------------------

-------------------------------------------
VOLATILITY MEASURES
                                     LEHMAN
                         FUND        INDEX*
-------------------------------------------
R-Squared                0.98          1.00
Beta                     1.10          1.00
-------------------------------------------

-------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                           9.5%
1-5 Years                             19.3
5-10 Years                            30.0
10-20 Years                           23.1
20-30 Years                           16.8
Over 30 Years                          1.3
-------------------------------------------
Total                                100.0%
-------------------------------------------

-------------------------------------------
INVESTMENT FOCUS
[GRID]

CREDIT QUALITY                         HIGH
AVERAGE MATURITY                       LONG
-------------------------------------------

                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

*Lehman Municipal Bond Index.

GLOSSARY
   of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
   for Pennsylvania Tax-Exempt Money Market Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 November 30, 1990-November 30, 2000

--------------------------------------------------------------------------------
            PENNSYLVANIA TAX-EXEMPT        AVERAGE
              MONEY MARKET FUND              FUND*
FISCAL                  TOTAL                TOTAL
YEAR                   RETURN               RETURN
--------------------------------------------------------------------------------
1991                     4.6%                 4.6%
1992                     3.0                  2.9
1993                     2.4                  2.2
1994                     2.6                  2.4
1995                     3.7                  3.5
1996                     3.4                  3.1
1997                     3.5                  3.2
1998                     3.3                  3.0
1999                     3.1                  2.7
2000                     3.9                  3.6
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2000): 4.05%
--------------------------------------------------------------------------------
*Average  Pennsylvania  Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
See Financial  Highlights table on page 30 for dividend information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       November 30, 1990-November 30, 2000
[MOUNTAIN CHART]
--------------------------------------------------------------------------------
INITIAL INVESTMENT OF $10,000
[SCALE $10,000 TO $15,000]

Quarter Ended      PA Tax-Exempt Money Mkt    Avg. PA Tax-Exempt Money Mkt. Fund
       199011                      $10000                                 $10000
       199102                       10129                                  10130
       199105                       10246                                  10241
       199108                       10353                                  10347
       199111                       10460                                  10459
       199202                       10549                                  10542
       199205                       10632                                  10623
       199208                       10699                                  10689
       199211                       10770                                  10761
       199302                       10836                                  10817
       199305                       10900                                  10873
       199308                       10962                                  10930
       199311                       11027                                  10995
       199402                       11087                                  11046
       199405                       11152                                  11104
       199408                       11224                                  11173
       199411                       11311                                  11259
       199502                       11410                                  11348
       199505                       11521                                  11449
       199508                       11623                                  11549
       199511                       11728                                  11649
       199602                       11828                                  11738
       199605                       11927                                  11824
       199608                       12022                                  11917
       199611                       12122                                  12012
       199702                       12220                                  12098
       199705                       12327                                  12188
       199708                       12434                                  12293
       199711                       12545                                  12396
       199802                       12647                                  12486
       199805                       12758                                  12577
       199808                       12862                                  12679
       199811                       12962                                  12773
       199902                       13053                                  12849
       199905                       13151                                  12928
       199908                       13251                                  13022
       199911                       13359                                  13122
       200002                       13472                                  13219
       200005                       13606                                  13331
       200008                       13741                                  13460
       200011                       13882                                  13589
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED NOVEMBER 30, 2000       FINAL VALUE
                               -------------------------------      OF A $10,000
                                 1 YEAR   5 YEARS   10 YEARS          INVESTMENT
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund               3.91%    3.43%      3.33%              $13,882
Average Pennsylvania Tax-Exempt
  Money Market Fund*              3.56     3.13       3.11                13,589
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
   for Pennsylvania Insured Long-Term Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 November 30, 1990-November 30, 2000

--------------------------------------------------------------------------------
             PENNSYLVANIA INSURED LONG-TERM
                   TAX-EXEMPT FUND                      LEHMAN*
FISCAL       CAPITAL      INCOME      TOTAL               TOTAL
YEAR          RETURN      RETURN     RETURN              RETURN
--------------------------------------------------------------------------------
1991            2.8%        6.9%        9.7%              10.3%
1992            5.0         6.7        11.7               10.0
1993            5.8         6.1        11.9               11.1
1994          -10.7         5.3        -5.4               -5.2
1995           12.0         6.5        18.5               18.9
1996            0.2         5.6         5.8                5.9
1997            0.7         5.5         6.2                7.2
1998            2.1         5.5         7.6                7.8
1999           -6.7         5.0        -1.7               -1.1
2000            3.1         5.8         8.9                8.2
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See  Financial  Highlights  table  on page 31 for  dividend  and  capital  gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       November 30, 1990-November 30, 2000
[MOUNTAIN CHART]
--------------------------------------------------------------------------------
INITIAL INVESTMENT OF $10,000
[SCALE $10,000 TO $20,500]

                                                                              Lehman 10 Year
Quarter Ended   PA Ins LT Tax-Exempt Fund  Average PA Municipal Fund    Municipal Bond Index    Lehman Municipal Bond Index
       199011                      $10000                     $10000                  $10000                         $10000
       199102                       10210                      10221                   10277                          10267
       199105                       10486                      10503                   10491                          10500
       199108                       10731                      10753                   10731                          10757
       199111                       10965                      10996                   11003                          11026
       199202                       11267                      11303                   11244                          11292
       199205                       11531                      11546                   11467                          11531
       199208                       12034                      11999                   11906                          11958
       199211                       12243                      12125                   12099                          12131
       199302                       13016                      12904                   12903                          12846
       199305                       13117                      12964                   12881                          12911
       199308                       13622                      13504                   13440                          13417
       199311                       13700                      13550                   13515                          13476
       199402                       13761                      13640                   13590                          13556
       199405                       13548                      13208                   13320                          13229
       199408                       13734                      13370                   13563                          13441
       199411                       12955                      12577                   12935                          12772
       199502                       14178                      13730                   13892                          13817
       199505                       14669                      14307                   14543                          14439
       199508                       14766                      14363                   14865                          14633
       199511                       15349                      14966                   15336                          15187
       199602                       15526                      15116                   15521                          15344
       199605                       15293                      14861                   15231                          15099
       199608                       15592                      15081                   15524                          15400
       199611                       16234                      15721                   16203                          16080
       199702                       16328                      15824                   16348                          16189
       199705                       16465                      15980                   16477                          16349
       199708                       16882                      16381                   16961                          16824
       199711                       17243                      16779                   17348                          17233
       199802                       17701                      17221                   17816                          17669
       199805                       17907                      17404                   18007                          17883
       199808                       18303                      17661                   18418                          18279
       199811                       18552                      17870                   18755                          18570
       199902                       18742                      18017                   18929                          18756
       199905                       18670                      17966                   18836                          18718
       199908                       18276                      17415                   18542                          18371
       199911                       18230                      17243                   18676                          18371
       200002                       18311                      17150                   18648                          18365
       200005                       18480                      17303                   18803                          18557
       200008                       19550                      18234                   19885                          19615
       200011                       19846                      18407                   20102                          19874

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED NOVEMBER 30, 2000       FINAL VALUE
                               -------------------------------      OF A $10,000
                                1 YEAR    5 YEARS    10 YEARS         INVESTMENT
--------------------------------------------------------------------------------
Pennsylvania Insured Long-Term
  Tax-Exempt Fund                8.86%     5.27%       7.09%             $19,846
Average Pennsylvania Municipal
  Fund*                          6.75      4.23        6.29               18,407
Lehman Municipal Bond Index      8.18      5.53        7.11               19,874
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
   November 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
-----------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO                                      6.40%       9/1/2001 (Prere.)    $ 2,000           $ 2,031
Allegheny County PA GO                                      7.20%      12/1/2000 (Prere.)      3,130             3,130
Allegheny County PA Higher Educ. Building Auth. VRDO
  (Carnegie Mellon Univ.)                                   4.20%      12/4/2000              71,350            71,350
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                        4.05%      12/7/2000 (1)          14,700            14,700
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Children's Hosp.-Pittsburgh)                             4.25%      12/7/2000 (1)          28,600            28,600
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                        4.05%      12/7/2000 (1)          37,180            37,180
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                        4.20%      12/7/2000 LOC           8,940             8,940
Allegheny County PA IDA PCR VRDO (Duquesne Light Co.)       4.15%      12/6/2000 (2)          47,925            47,925
Beaver County PA (Duquesne Light Co.)                       4.35%      1/12/2001 (2)          23,000            23,000
Beaver County PA IDA CP (Duquesne Light Co.)                4.15%     12/15/2000 (2)          43,500            43,500
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)          4.15%      12/6/2000 (2)          15,000            15,000
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)          4.20%      12/6/2000 (2)          14,500            14,500
Berks County PA IDA VRDO (Lutheran Health Care)             4.15%      12/6/2000 (2)           1,600             1,600
Central Bucks PA School Dist. VRDO                          4.20%      12/7/2000 (3)          10,000            10,000
Chester County PA IDA VRDO (Archdiocese of Philadelphia)    4.20%      12/4/2000 LOC          23,900            23,900
Commonwealth of Pennsylvania CP                             4.40%      1/22/2001              21,200            21,200
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College) PUT                                   3.80%      11/1/2001 LOC           5,990             5,990
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College) PUT                                   3.80%      11/1/2001 LOC           4,500             4,500

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College) PUT                                   5.00%      11/1/2001 (2)           2,700             2,716
Dallastown Area School Dist. York County PA GO VRDO         4.20%      12/7/2000 (3)          19,885            19,885
Daniel Boone PA Area School Dist. VRDO                      4.15%      12/7/2000 (2)          10,000            10,000
Dauphin County PA General Auth. Hosp. Rev. VRDO
  (Reading Hosp. & Medical Center)                          4.10%      12/6/2000              13,275            13,275
Delaware County PA Hosp. Auth. VRDO
  (Crozier-Chester Medical Center)                          4.40%      12/6/2000 LOC           4,800             4,800
Delaware County PA IDA Airport Fac. Rev. VRDO
  (United Parcel Service)                                   4.05%      12/4/2000              46,600            46,600
Delaware County PA IDA PCR CP (PECO)                        4.20%     12/11/2000 (3)          10,100            10,100
Delaware County PA IDA PCR CP (PECO)                        4.20%     12/11/2000 (3)          12,600            12,600
Delaware County PA IDA PCR CP (PECO)                        4.20%      12/7/2000 (3)          34,900            34,900
Delaware County PA IDA PCR CP (PECO)                        4.25%     12/11/2000 (3)          11,900            11,900
Delaware County PA IDA PCR CP (PECO)                        4.30%       3/8/2001 (3)          16,000            16,000
Delaware County PA IDA PCR CP (PECO)                        4.35%       3/8/2001 (3)          19,400            19,400
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)      4.25%      12/4/2000              10,750            10,750
Delaware County PA IDA PCR VRDO (PECO)                      4.20%      12/4/2000 LOC           4,500             4,500
Delaware County PA IDA Refunding Resource Recovery
  Fac. VRDO (General Electric Capital Corp.)                4.05%      12/6/2000              52,410            52,410
Delaware County PA IDA Solid Waste Rev. VRDO
  (Scott Paper Co.)                                         4.20%      12/6/2000              76,305            76,305
Erie County PA GO                                           6.25%       9/1/2001 (Prere.)      5,000             5,073
Erie County PA (Prison Auth. Commonwealth Lease Rev.)       6.25%      11/1/2001 (Prere.)      3,000             3,052
Franklin County PA IDA Healthcare Rev. VRDO
  (Chambersburg Hosp.)                                      4.22%      12/7/2000 (2)           5,000             5,000
Geisinger Auth. PA Health Systems VRDO
  (Penn State Geisinger Health)                             4.20%      12/4/2000              16,000            16,000
Lancaster County PA VRDO                                    4.20%      12/7/2000 (3)           5,000             5,000
Lehigh County PA Health Network VRDO
  (Lehigh Valley Health System)                             4.20%      12/4/2000 (1)           7,600             7,600
Lehigh County PA IDA PCR TOB VRDO
  (Pennsylvania Power & Light)                              4.15%      12/7/2000 (1)Y          6,350             6,350
Mercersburg Borough PA Auth. (Mercersburg College) VRDO     4.20%      12/6/2000 LOC           7,700             7,700
Montgomery County PA Higher Education & Health Auth.
  Hospital Rev. (Pottstown Memorial Med Ctr.)              6.875%     11/15/2000 (Prere.)      2,615             2,728
Montgomery County PA IDA PCR CP (PECO)                      4.30%     12/12/2000 LOC          13,340            13,340
Montgomery County PA IDA PCR CP (PECO)                      4.20%     12/12/2000 LOC           3,400             3,400
Montgomery County PA IDA PCR CP (PECO)                      4.30%      12/5/2000 LOC          11,800            11,800
Northampton County PA Higher Educ. Auth. Rev. VRDO
  (Lehigh Univ.)                                            4.15%      12/7/2000              15,485            15,485
Northeastern Pennsylvania Hosp. Auth. Rev. Bonds CP
  (Hosp. Central Services Capital Asset
  Financing Program)                                        4.25%      2/14/2001 (1)          14,120            14,120
Pennsbury PA School Dist. VRDO                              4.15%      12/7/2000 (3)          10,000            10,000
Pennsylvania Economic Development IDA Rev.                  7.00%       7/1/2001 (Prere.)     13,920            14,408
Pennsylvania GO                                             4.50%       8/1/2001               8,680             8,692
Pennsylvania GO                                             4.50%      10/1/2001              10,000            10,020
Pennsylvania GO                                             5.00%       6/1/2001 (1)          14,250            14,300
Pennsylvania GO                                             5.00%      6/15/2001 (1)           2,500             2,509
Pennsylvania GO                                             5.00%     10/15/2001              13,850            13,943
Pennsylvania GO                                             5.25%     11/15/2001 (3)           5,000             5,043
Pennsylvania GO                                             5.90%     11/15/2001               1,000             1,014
Pennsylvania GO                                             6.20%      11/1/2001 (1)           2,500             2,542

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
                                                           COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania GO                                             6.50%      11/1/2001 (Prere.)      3,400             3,516
Pennsylvania GO                                             6.75%       1/1/2001 (Prere.)      3,875             3,942
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev.                                        4.625%      12/1/2000 LOC           9,900             9,900
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    4.00%      12/6/2000 LOC          98,100            98,100
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    4.10%      12/6/2000 (2)          14,200            14,200
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    4.10%      12/6/2000 LOC           7,000             7,000
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    4.20%      12/6/2000 (2)          12,800            12,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    4.30%      12/6/2000 LOC          20,000            20,000
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    4.30%      12/7/2000 (2)          27,500            27,500
Pennsylvania Higher Educ. Fac. Auth.
  (Medical College of PA)                                   7.25%       3/1/2001 (Prere.)      3,000             3,081
Pennsylvania Higher Educ. Fac. Auth. Rev.                   4.40%      11/1/2001 LOC           9,500             9,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Hahnemann Univ.)                                         6.90%       7/1/2001 (1)(Prere.)   7,000             7,239
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT
  (St. Joseph's Univ.)                                      4.40%      11/1/2001 LOC          17,800            17,800
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT
  (St. Joseph's Univ.)                                      4.20%       4/1/2001 LOC           3,200             3,200
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Carnegie Mellon Univ.)                                   4.20%      12/4/2000             129,900           129,900
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Drexel University)                                       4.17%      12/7/2000 LOC          15,000            15,000
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Temple Univ.)                                            4.20%      12/4/2000 LOC          31,300            31,300
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Univ. of Pennsylvania)                                   4.20%      12/6/2000 LOC          14,400            14,400
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Univ. of Pennsylvania)                                   4.20%      12/6/2000 LOC          44,880            44,880
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Ursinus College)                                         4.15%      12/7/2000 LOC           4,500             4,500
Pennsylvania Housing Finance Agency TOB VRDO                4.20%      12/7/2000 Y             5,995             5,995
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.00%      6/15/2001 (3)           9,380             9,415
Pennsylvania Intergovernmental Cooperation Auth. Rev.       6.00%      6/15/2001 (3)          10,000            10,092
Pennsylvania Public School Building Auth. VRDO
  (Parkland School Dist.)                                   4.20%      12/7/2000 (3)          11,265            11,265
Pennsylvania Turnpike Comm. Oil Franchise
  Tax Rev. TOB VRDO                                         4.12%      12/7/2000 (2)Y          4,045             4,045
Pennsylvania Turnpike Comm. Rev. VRDO                       4.20%      12/4/2000               2,500             2,500
Pennsylvania Turnpike Comm. Rev. VRDO                       4.20%      12/4/2000              17,300            17,300
Philadelphia PA Gas Works Rev. Notes CP                     4.30%       3/8/2001              22,200            22,200
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Albert Einstein Medical Center)                          7.00%      10/1/2001 (Prere.)      4,000             4,164
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
  (Children's Hosp.)                                        4.25%      12/4/2000              81,950            81,950
Philadelphia PA IDA VRDO (Cancer Research)                  4.25%      12/4/2000 LOC           4,500             4,500
Philadelphia PA School District Partnership TOB VRDO        4.15%      12/7/2000 (1)Y          4,120             4,120
Philadelphia PA TRAN                                        5.00%      6/29/2001              20,000            20,071

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Philadelphia PA Water & Waste Water Rev.                    7.00%       8/1/2001 (Prere.)      7,415             7,546
Philadelphia PA Water & Waste Water Rev.                    7.50%       8/1/2001 (Prere.)     11,000            11,446
Philadelphia PA Water & Waste Water Rev. VRDO               4.10%      12/6/2000 (2)          45,200            45,200
Pittsburgh PA Water & Sewer System Rev.                     6.00%       9/1/2001 (Prere.)      7,000             7,089
Pittsburgh PA Water & Sewer System Rev.                     6.50%       9/1/2001 (Prere.)      5,875             6,084
Pittsburgh PA Water & Sewer System Rev.                     6.75%       9/1/2001 (Prere.)      5,800             6,017
Sayre PA Health Care Fac. Auth. VRDO (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program)                   4.15%      12/6/2000 (2)         116,400           116,400
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
  (Mercy Health System)                                     4.20%      12/6/2000               6,300             6,300
Scranton-Lackawanna PA Health & Welfare Auth.
  (Moses Taylor Hosp.)                                      8.50%       7/1/2001 (Prere.)      9,500             9,912
Somerset County PA Gen. Auth. Rev.                          6.25%     10/15/2001 (3)(Prere.)   8,070             8,207
South Fork PA Hosp. Auth. Rev. VRDO
  (Conemaugh Valley Hosp.)                                  4.10%      12/4/2000 (1)          33,700            33,700
Southcentral PA General Auth. Rev. VRDO                     4.20%      12/7/2000 (2)           9,000             9,000
Spring Ford Area School Dist. TOB VRDO                      4.15%      12/7/2000 (4)Y          3,573             3,573
St. Mary's Hosp. Auth. PA VRDO
  (Catholic Health Initiatives)                             4.05%      12/6/2000              13,300            13,300
Temple Univ. of the Commonwealth System of Higher Educ.
  PA Univ. Funding Obligation GO                            5.00%      5/10/2001              27,000            27,086
Univ. of Pittsburgh PA Higher Educ. VRDO
  (Univ. Capital Project)                                   4.10%      12/6/2000              34,500            34,500
Univ. of Pittsburgh PA Higher Educ. VRDO
  (Univ. Capital Project)                                   4.10%      12/7/2000               7,800             7,800
Univ. of Pittsburgh PA Higher Educ. VRDO
  (Univ. Capital Project)                                   4.15%      12/7/2000              66,000            66,000
Univ. of Pittsburgh PA Higher Educ. RAN
  (Univ. Capital Project)                                   5.20%      5/23/2001              20,000            20,050
Washington County PA Higher Educ. VRDO
  (Pooled Equipment Lease Program)                          4.20%      12/6/2000 LOC          30,635            30,635
York County PA IDA PCR VRDO (PECO)                          4.20%      12/4/2000 LOC          10,940            10,940

OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                            3.85%      12/6/2000 (1)          37,920            37,920
Puerto Rico Highway & Transp. Auth. VRDO                    3.60%      12/6/2000 (2)           3,840             3,840
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $2,120,226)                                                                                          2,120,226
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                            28,420
Liabilities                                                                                                    (21,243)
                                                                                                               --------
                                                                                                                 7,177
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 2,127,468,157 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                 $2,127,403
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $1.00
=======================================================================================================================

*See Note A in Notes to Financial Statements.
YSecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, the aggregate value of these securities was $24,083,000, representing 1.1% of net assets.
For key to abbreviations and other references, see page 27.

                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                    $2,127,474              $1.00
Undistributed Net Investment Income                        --                 --
Accumulated Net Realized Losses                           (71)                --
Unrealized Appreciation                                    --                 --
--------------------------------------------------------------------------------
NET ASSETS                                         $2,127,403              $1.00
================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
PENNSYLVANIA INSURED                                                    MATURITY              AMOUNT            VALUE*
LONG-TERM TAX-EXEMPT FUND                                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
-----------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.6%)
Adams County PA GO                                          5.30%     11/15/2031 (3)Y         10,240             9,863
Adams County PA GO                                          5.50%     11/15/2013 (3)Y            880               909
Adams County PA GO                                          5.50%     11/15/2014 (3)Y            925               948
Adams County PA GO                                          5.50%     11/15/2015 (3)Y            975               997
Adams County PA GO                                          5.75%     11/15/2016 (3)Y          1,030             1,069
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                        5.00%       1/1/2017 (1)          12,205            11,799
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                        5.00%       1/1/2019 (1)          15,750            15,010
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                        6.00%       1/1/2014 (3)           4,295             4,510
Allegheny County PA GO                                      0.00%       4/1/2010 (1)           2,000             1,257
Allegheny County PA GO                                      0.00%       5/1/2003 (2)           8,815             7,880
Allegheny County PA GO                                      5.25%      11/1/2021 (3)Y          3,000             2,907
Allegheny County PA GO                                      5.25%      11/1/2023 (3)Y          3,400             3,281
Allegheny County PA GO                                      6.00%       5/1/2010 (2)           3,030             3,141
Allegheny County PA GO                                      6.00%       5/1/2012 (2)           3,000             3,123
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Catholic Health East)                                    5.25%     11/15/2013 (2)           1,000               991
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Magee Women's Hosp.)                                     6.00%      10/1/2010 (3)           4,235             4,622
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System)                        6.00%      11/1/2002 (1)(Prere.)   3,000             3,087
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                    5.125%       7/1/2022 (1)           5,960             5,570
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                     5.60%       4/1/2017 (1)           2,000             2,017
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2011 (1)           1,840             1,993
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2012 (1)           4,310             4,645
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2013 (1)           2,565             2,751
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2024 (1)          16,000            16,738
Allegheny County PA Port Auth. Rev.                         6.25%       3/1/2016 (1)           3,740             4,048
Allegheny County PA Port Auth. Rev.                         6.25%       3/1/2017 (1)           2,000             2,157
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%      12/1/2013 (3)          13,100            13,219
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%      12/1/2016 (3)          33,665            33,857
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%      12/1/2030 (1)          14,030            13,969
Allegheny County PA Sanitation Auth. Sewer Rev.             5.75%      12/1/2012 (1)           1,180             1,261
Allegheny County PA Sanitation Auth. Sewer Rev.             5.75%      12/1/2013 (1)           2,000             2,126
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%      12/1/2010 (1)           1,500             1,644
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%      12/1/2011 (1)           1,490             1,633
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%      12/1/2019 (1)          54,630            57,340
Allegheny County PA Sanitation Auth. Sewer Rev.             6.25%      12/1/2014 (1)           9,660            10,328
Allegheny County PA Sanitation Auth. Sewer Rev.             6.50%      12/1/2011 (3)           8,000             8,146
Altoona PA Water Rev. Auth.                                 6.50%      11/1/2004 (3)(Prere.)  13,790            15,007
Altoona PA Water Rev. Auth.                                 6.50%      11/1/2019 (3)             210               223
Beaver County PA IDA PCR (Ohio Edison)                      7.00%       6/1/2021 (3)          10,815            11,142
Beaver County PA IDA PCR (Ohio Edison)                      7.00%       6/1/2021 (3)          11,900            12,260
Berks County PA GO                                          0.00%     11/15/2013 (3)(ETM)      7,250             3,686
Berks County PA GO                                          0.00%     11/15/2014 (3)(ETM)      8,615             4,117
Berks County PA GO                                          0.00%     11/15/2015 (3)(ETM)      6,250             2,804
Berks County PA GO                                          5.75%     11/15/2012 (3)           7,750             7,858

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
                                                           COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Berks County PA Hosp. Rev. (Reading Hosp.)                  5.70%      10/1/2014 (1)           4,500             4,714
Berks County PA Hosp. Rev. (Reading Hosp.)                  6.10%      10/1/2023 (1)          16,500            16,893
Berks County PA IDA VRDO (Lutheran Health Care)             4.15%      12/6/2000 (2)          12,100            12,100
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)            5.00%       7/1/2022 (2)           5,315             4,839
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)            5.50%       7/1/2016 (2)           4,480             4,522
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)            6.50%       7/1/2002 (2)(Prere.)   8,500             8,929
Butler County PA GO                                         6.00%      7/15/2012 (3)           5,185             5,286
Canon McMillan School Dist. PA Capital Appreciation         0.00%      12/1/2027 (3)Y          2,100               447
Canon McMillan School Dist. PA Capital Appreciation         0.00%      12/1/2028 (3)Y          1,100               221
Center City Philadelphia PA Business Improvement            5.50%      12/1/2015 (2)           6,955             7,064
Center Township PA Sewer Auth. Rev.                         5.50%      4/15/2011 (1)           2,375             2,417
Central Dauphin PA School Dist. GO                          0.00%       6/1/2004 (2)           4,800             4,074
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Chester County Hosp.)                                   5.875%       7/1/2016 (1)           7,870             8,090
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                5.125%      5/15/2018 (2)          12,445            11,823
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                 5.25%      5/15/2022 (2)          36,580            34,686
Coatesville PA School Dist. GO                              5.75%       4/1/2007 (4)(Prere.)  10,080            10,710
Corry PA Area School Dist. GO                               5.50%     12/15/2010 (1)           4,000             4,052
Council Rock PA School Dist. GO                             4.75%     11/15/2017 (3)           7,000             6,472
Cumberland County PA Muni. Auth. College Rev.               5.50%      11/1/2030 (2)           3,230             3,216
Dauphin County PA General Auth. Health System Rev.
  (West Pennsylvania Hosp.)                                 5.50%       7/1/2013 (1)           5,000             5,198
Delaware County PA Auth. Rev. (Catholic Health East)        5.25%     11/15/2012 (2)           3,300             3,288
Delaware County PA Auth. Rev. (Catholic Health East)        5.25%     11/15/2013 (2)           4,665             4,609
Delaware County PA Auth. Rev. (Villanova Univ.)             5.00%      12/1/2028 (1)          26,885            24,871
Delaware County PA Hosp. Auth. Rev.
  (Delaware County Memorial Hosp.)                          5.50%      8/15/2013 (1)          12,000            12,167
Delaware River Joint Toll Bridge Comm. PA & NJ Rev.         6.00%       7/1/2018 (3)           3,040             3,078
Delaware River Port Auth. PA & NJ Port Dist. Project        5.70%       1/1/2023 (4)           8,345             8,545
Delaware River Port Auth. PA & NJ Rev.                      5.50%       1/1/2026 (3)          13,025            13,070
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)  6.125%       7/1/2013 (1)           3,900             4,049
Erie PA School Dist. GO                                     5.80%       9/1/2029 (2)           4,500             4,612
Erie PA School Dist. GO                                     0.00%       9/1/2010 (4)           5,665             3,457
Erie PA School Dist. GO                                     0.00%       9/1/2011 (4)           5,780             3,352
Erie PA School Dist. GO                                     0.00%       9/1/2013 (4)           2,780             1,425
Erie PA School Dist. GO                                     0.00%       9/1/2016 (4)           5,785             2,468
Fort LeBoeuf PA School Dist. GO                             5.80%       1/1/2003 (1)(Prere.)   5,500             5,648
Garnet Valley PA School Dist. GO                            5.70%       4/1/2011 (2)           3,000             3,031
Greensburg Salem PA School Dist. GO                         6.45%      9/15/2018 (1)           7,500             7,722
Hazelton PA Area School Dist. GO                            0.00%       3/1/2017 (3)           4,425             1,823
Hazleton PA Area School Dist. GO                            5.50%       3/1/2011 (3)           3,740             3,928
Hazleton PA Area School Dist. GO                            5.75%       3/1/2012 (3)           1,420             1,518
Hazleton PA Area School Dist. GO                            6.00%       3/1/2016 (3)          18,245            19,848
Lancaster County PA School Dist. GO                        5.375%      2/15/2017 (3)           5,590             5,609
Lancaster County PA GO                                      5.80%       5/1/2015 (3)           1,865             1,962
Lancaster County PA GO                                      6.25%       5/1/2013 (3)           4,370             4,797
Lancaster County PA GO                                      6.25%       5/1/2014 (3)           4,605             5,044
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College)                             6.60%      4/15/2010 (1)           4,940             5,064
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College)                             6.70%      4/15/2012 (1)           4,000             4,103

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
PENNSYLVANIA INSURED                                                    MATURITY              AMOUNT            VALUE*
LONG-TERM TAX-EXEMPT FUND                                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                            5.00%       7/1/2028 (1)          15,905            14,242
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                           5.625%       7/1/2005 (1)(Prere.)     800               848
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                           5.625%       7/1/2025 (1)           9,200             9,085
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                            5.70%       7/1/2010 (1)           3,905             4,063
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                            7.00%       7/1/2016 (1)           4,415             5,132
Manheim PA Central School Dist. GO                          6.85%       3/1/2008 (3)           2,705             2,720
McKeesport PA Area School Dist. GO                          0.00%      10/1/2004 (1)           1,040               869
McKeesport PA Area School Dist. GO                          0.00%      10/1/2005 (1)           1,050               835
McKeesport PA Area School Dist. GO                          0.00%      10/1/2006 (1)           2,015             1,524
McKeesport PA Area School Dist. GO                          0.00%      10/1/2007 (1)           2,080             1,495
McKeesport PA Area School Dist. GO                          0.00%      10/1/2008 (1)           2,270             1,549
McKeesport PA Area School Dist. GO                          0.00%      10/1/2009 (1)           2,020             1,307
McKeesport PA Area School Dist. GO                          0.00%      10/1/2010 (1)           1,840             1,128
McKeesport PA Area School Dist. GO                          0.00%      10/1/2011 (1)           1,835             1,062
McKeesport PA Area School Dist. GO                          0.00%      10/1/2014 (1)           2,040               981
McKeesport PA Area School Dist. GO                          0.00%      10/1/2015 (1)           2,040               921
McKeesport PA Area School Dist. GO                          0.00%      10/1/2016 (1)           4,655             1,980
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                 5.00%       6/1/2028 (2)           8,660             7,790
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                 6.00%       6/1/2003 (2)(Prere.)   8,140             8,580
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                 6.10%       6/1/2012 (2)           5,000             5,236
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                    5.00%       1/1/2027 (4)           6,250             5,650
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                   5.375%       1/1/2012 (4)           5,085             5,182
Mount Lebanon PA Hosp. Dev. Auth. Rev.
  (St. Clair Memorial Hosp.)                                6.25%       7/1/2006 (3)           9,250             9,970
Nazareth PA School Dist. GO                                 5.50%      5/15/2005 (2)(Prere.)   1,500             1,559
Neshaminy PA School Dist. GO                                5.70%      2/15/2014 (3)           8,795             9,106
North Hills PA School Dist. GO                              5.25%     11/15/2007 (3)(Prere.)   7,440             7,725
North Penn PA Water Auth. Rev.                             6.125%      11/1/2010 (3)           5,140             5,321
North Wales PA Water Auth. Rev.                            6.125%      11/1/2002 (3)(Prere.)   3,000             3,096
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)       6.25%       1/1/2019 (1)          10,000            10,237
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)      7.875%       1/1/2019 (5)             285               286
Northampton County PA IDA PCR (Central Metro. Edison)       6.10%      7/15/2021 (1)           4,410             4,590
Northeastern PA Hosp. & Educ. Health Rev.
  (Wyoming Valley Health)                                   5.25%       1/1/2016 (2)           5,910             5,795
Northeastern PA Hosp. & Educ. Health Rev.
  (Wyoming Valley Health)                                   5.25%       1/1/2026 (2)           5,350             5,017
Owen J. Roberts School Dist. PA GO                         5.375%      5/15/2018 (1)           2,815             2,813
Penn Trafford PA School Dist. GO                            5.85%       5/1/2004 (1)(Prere.)   2,435             2,539
Pennsylvania Convention Center Auth. Rev.                   0.00%       9/1/2004 (3)(ETM)      5,000             4,194
Pennsylvania Convention Center Auth. Rev.                   6.00%       9/1/2019 (3)(ETM)     14,275            15,346
Pennsylvania Convention Center Auth. Rev.                   6.70%       9/1/2016 (3)(ETM)     25,150            28,879
Pennsylvania GO                                            5.125%      3/15/2017 (2)           7,990             7,864
Pennsylvania GO                                            5.375%      5/15/2010 (3)          13,800            14,375

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
                                                           COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania GO                                            5.375%      5/15/2012 (3)          16,570            17,050
Pennsylvania GO                                            5.375%      5/15/2014 (3)          14,000            14,267
Pennsylvania GO                                            5.375%      5/15/2016 (3)           5,000             5,053
Pennsylvania GO                                             5.75%      10/1/2015 (3)          19,850            20,884
Pennsylvania Higher Educ. Assistance Agency
  Capital Acquisition                                      6.125%     12/15/2016 (1)           2,000             2,148
Pennsylvania Higher Educ. Auth. Rev.                        5.00%     11/15/2015 (2)           5,000             4,922
Pennsylvania Higher Educ. Auth. Rev.                        5.50%      6/15/2017 (2)             935               947
Pennsylvania Higher Educ. Auth. Rev.                       5.625%      6/15/2019 (2)           1,160             1,178
Pennsylvania Higher Educ. Auth. Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%     11/15/2016 (1)          19,900            20,362
Pennsylvania Higher Educ. Auth. Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%     11/15/2021 (1)           3,040             3,064
Pennsylvania Higher Educ. Auth. Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%     11/15/2021 (1)           6,505             6,556
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)   5.625%      12/1/2014 (1)           2,200             2,280
Pennsylvania Higher Educ. Auth. Rev. (College & Univ.)      7.20%       1/1/2004 (2)           1,905             1,909
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)         5.00%       4/1/2029 (1)          13,700            12,629
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)         5.25%       4/1/2011 (1)           3,545             3,631
Pennsylvania Intergovernmental Cooperative Auth. Rev.       4.75%      6/15/2023 (3)          13,000            11,642
Pennsylvania Intergovernmental Cooperative Auth. Rev.       5.25%      6/15/2014 (3)          10,765            10,853
Pennsylvania Intergovernmental Cooperative Auth. Rev.       5.25%      6/15/2017 (3)           7,830             7,778
Pennsylvania Intergovernmental Cooperative Auth. Rev.      5.625%      6/15/2013 (3)           2,605             2,672
Pennsylvania Intergovernmental Cooperative Auth. Rev.       7.00%      6/15/2005 (3)(Prere.)   2,250             2,476
Pennsylvania State Univ. Rev.                               5.00%      8/15/2027 (2)          10,000             9,256
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.          4.75%      12/1/2027 (2)          13,060            11,558
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.          5.00%      12/1/2023 (2)          24,325            22,719
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.         5.125%      12/1/2016 (2)           1,735             1,710
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.          6.00%      12/1/2004 (2)(Prere.)   7,450             7,974
Pennsylvania Turnpike Comm. Rev.                            5.50%      12/1/2017 (3)          16,000            16,080
Pennsylvania Turnpike Comm. Rev.                            5.75%      12/1/2012 (2)          10,000            10,273
Pennsylvania Turnpike Comm. Rev.                            6.00%       6/1/2015 (1)          28,800            29,375
Pennsylvania Turnpike Comm. Rev.                            6.25%       6/1/2011 (2)          14,390            14,787
Philadelphia PA Airport Rev.                               5.125%       7/1/2028 (3)          17,100            15,636
Philadelphia PA Airport Rev.                                5.75%      6/15/2010 (3)           4,440             4,720
Philadelphia PA Gas Works Rev.                              5.00%       7/1/2028 (4)           5,000             4,558
Philadelphia PA Gas Works Rev.                              5.25%       7/1/2011 (4)           3,965             4,032
Philadelphia PA Gas Works Rev.                             5.375%       7/1/2012 (4)           4,000             4,073
Philadelphia PA Gas Works Rev.                             5.375%       7/1/2014 (4)           4,310             4,348
Philadelphia PA GO                                          5.00%      5/15/2020 (1)           8,000             7,553
Philadelphia PA GO                                          5.00%      3/15/2028 (4)          15,000            13,836
Philadelphia PA GO                                          5.25%      3/15/2014 (4)           1,750             1,766
Philadelphia PA GO                                          5.25%      3/15/2015 (4)           2,600             2,612
Philadelphia PA GO                                          6.00%     11/15/2004 (3)(Prere.)   6,880             7,368
Philadelphia PA GO                                          6.00%     11/15/2010 (3)           1,065             1,127
Philadelphia PA GO                                          6.00%     11/15/2011 (3)           1,145             1,215
Philadelphia PA GO                                          6.00%     11/15/2012 (3)           1,270             1,335
Philadelphia PA GO                                          6.00%     11/15/2013 (3)             715               756
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                5.125%      5/15/2018 (2)           5,700             5,428
Philadelphia PA Parking Auth. Rev.                         5.125%      2/15/2024 (2)           2,500             2,375
Philadelphia PA Parking Auth. Rev.                          5.25%       9/1/2029 (4)           3,530             3,383
Philadelphia PA Parking Auth. Rev.                          5.40%       9/1/2011 (2)           4,520             4,666

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
PENNSYLVANIA INSURED                                                    MATURITY              AMOUNT            VALUE*
LONG-TERM TAX-EXEMPT FUND                                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Philadelphia PA Parking Auth. Rev.                          5.40%       9/1/2012 (2)           5,990             6,141
Philadelphia PA Parking Auth. Rev.                          5.40%       9/1/2015 (2)           6,350             6,412
Philadelphia PA Parking Auth. Rev.                          5.50%       9/1/2018 (2)           4,250             4,267
Philadelphia PA School Dist. GO                             0.00%       7/1/2001 (2)          11,750            11,445
Philadelphia PA School Dist. GO                             5.25%       4/1/2017 (1)           3,000             2,980
Philadelphia PA School Dist. GO                            5.375%       4/1/2027 (2)           1,490             1,460
Philadelphia PA School Dist. GO                             5.50%       9/1/2005 (2)(Prere.)   1,150             1,216
Philadelphia PA School Dist. GO                             5.50%       9/1/2015 (2)           9,330             9,482
Philadelphia PA School Dist. GO                             5.50%       9/1/2018 (2)           4,000             4,022
Philadelphia PA School Dist. GO                             5.50%       9/1/2025 (2)          14,750            14,709
Philadelphia PA School Dist. GO                             5.75%       2/1/2011 (4)           5,800             6,205
Philadelphia PA School Dist. GO                             5.75%       2/1/2012 (4)           7,420             7,889
Philadelphia PA School Dist. GO                             5.75%       2/1/2013 (4)           2,500             2,644
Philadelphia PA Water & Waste Water Rev.                    5.50%       8/1/2014 (1)          12,900            13,129
Philadelphia PA Water & Waste Water Rev.                    5.60%       8/1/2018 (1)           5,920             5,975
Philadelphia PA Water & Waste Water Rev.                    6.25%       8/1/2011 (1)           3,750             4,173
Philadelphia PA Water & Waste Water Rev.                    7.00%      6/15/2010 (3)          33,865            39,457
Philadelphia PA Water & Waste Water Rev.                    7.00%      6/15/2011 (3)          35,685            41,764
Pine Richland School Dist. PA GO                            5.50%       9/1/2019 (4)           3,430             3,441
Pittsburgh PA GO                                           5.125%       9/1/2014 (3)           8,435             8,437
Pittsburgh PA GO                                           5.125%       9/1/2015 (3)           6,395             6,346
Pittsburgh PA GO                                            5.25%       9/1/2017 (3)           4,980             4,947
Pittsburgh PA GO                                            5.50%       9/1/2014 (2)          12,000            12,457
Pittsburgh PA GO                                            5.75%       9/1/2016 (3)           4,505             4,683
Pittsburgh PA GO                                            6.00%       9/1/2018 (3)           4,450             4,678
Pittsburgh PA GO                                            6.25%       9/1/2001 (1)(Prere.)  11,030            11,399
Pittsburgh PA Public Parking Auth. Rev.                    5.875%      12/1/2012 (3)           8,200             8,457
Pittsburgh PA School Dist. GO                               0.00%       8/1/2009 (2)           4,000             2,609
Pittsburgh PA School Dist. GO                               5.25%       3/1/2012 (3)           7,000             7,113
Pittsburgh PA School Dist. GO                               5.25%       3/1/2013 (3)           5,200             5,256
Pittsburgh PA School Dist. GO                               5.35%       3/1/2014 (3)           3,510             3,556
Pittsburgh PA Water & Sewer System Rev.                     0.00%       9/1/2028 (3)           8,965             1,833
Pittsburgh PA Water & Sewer System Rev.                     5.00%       9/1/2019 (4)           5,170             4,880
Pittsburgh PA Water & Sewer System Rev.                     7.25%       9/1/2014 (3)(ETM)     25,210            29,697
Pittsburgh PA Water & Sewer System Rev.                    7.625%       9/1/2004 (3)(ETM)      5,370             5,794
Pocono Mountain PA School Dist. GO                          5.75%      10/1/2009 (2)           6,000             6,075
Reading PA GO                                              5.875%     11/15/2002 (2)(Prere.)   4,175             4,289
Reading PA GO                                              5.875%     11/15/2012 (2)          13,825            14,053
Ridley PA School Dist. GO                                   5.00%     11/15/2029 (3)          16,655            15,351
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                              7.00%       3/1/2011 (2)           2,000             2,062
Sayre PA Health Care Fac. Auth. VRDO (VHA of PA,
  Pooled Capital Asset Financial Program)                   4.15%      12/6/2000 (2)           5,800             5,800
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                    5.625%       1/1/2016 (1)           5,490             5,552
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                     5.70%       1/1/2023 (1)           9,205             9,210
Seneca Valley PA School Dist. GO                            5.75%       7/1/2002 (3)(Prere.)   2,000             2,042
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)    5.625%       7/1/2010 (6)           2,300             2,403
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)     5.75%       7/1/2018 (6)           7,000             7,284
Southeastern PA Transp. Auth. Rev.                         5.375%       3/1/2017 (3)           2,500             2,511
Southeastern PA Transp. Auth. Rev.                         5.375%       3/1/2022 (3)          15,825            15,616
Southeastern PA Transp. Auth. Rev.                          5.45%       3/1/2011 (3)           3,730             3,873

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
                                                                        MATURITY              AMOUNT            VALUE*
                                                           COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Southwestern PA School Dist. GO                             6.40%      6/15/2002 (3)(Prere.)   3,825             4,011
Spring-Ford Area School Dist. PA GO                         4.75%       3/1/2025 (3)           3,125             2,775
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                                7.00%       7/1/2009 (5)           1,000             1,012
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                                7.00%      6/15/2015 (5)           1,770             1,791
Univ. of Pittsburgh PA                                     5.125%       6/1/2027 (3)           4,700             4,447
Univ. of Pittsburgh PA                                      5.25%       6/1/2017 (3)           6,995             6,949
Univ. of Pittsburgh PA                                      5.50%       6/1/2010 (1)           5,285             5,533
Univ. of Pittsburgh PA                                      5.50%       6/1/2014 (1)          11,780            12,053
Univ. of Pittsburgh PA                                     6.125%       6/1/2002 (1)(Prere.)  12,525            13,070
Univ. of Pittsburgh PA                                     6.125%       6/1/2021 (1)          13,545            13,872
Univ. of Pittsburgh PA                                      6.25%       6/1/2012 (1)           1,490             1,546
Upper Darby PA School Dist. GO                              5.00%       5/1/2019 (2)           5,970             5,649
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)    5.875%     12/15/2002 (2)(Prere.)  22,000            23,029
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)    6.75%       7/1/2012 (2)          10,000            10,216
West Allegheny PA School Dist. GO                           6.25%       8/1/2002 (2)(Prere.)   6,155             6,302
West Jefferson Hills PA School Dist. GO                     5.90%       8/1/2010 (3)           3,160             3,220
West Jefferson Hills PA School Dist. GO                     5.95%       8/1/2014 (3)           7,180             7,278
West Mifflin PA School Dist. GO                             5.35%      2/15/2009 (3)           1,555             1,593
West Mifflin PA School Dist. GO                            5.625%      8/15/2005 (3)(Prere.)   7,000             7,324
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%      8/15/2015 (3)           5,000             2,274
Westmoreland County PA Muni. Auth. Service Water Rev.      6.125%       7/1/2017 (1)(ETM)      8,205             8,974
York County PA Hosp. Auth. Rev. (York Hosp.)                5.25%       7/1/2017 (2)           3,500             3,419
York County PA Hosp. Auth. Rev. (York Hosp.)                5.25%       7/1/2023 (2)           8,675             8,224
York County PA Solid Waste & Refuse Auth. Rev.              5.50%      12/1/2013 (3)           6,750             7,030
York County PA Solid Waste & Refuse Auth. Rev.              5.50%      12/1/2014 (3)           4,050             4,207
York PA City Sewer Auth. Rev.                               0.00%      12/1/2012 (1)           3,235             1,747
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                            3.85%      12/6/2000 (1)          16,300            16,300
Puerto Rico Highway & Transp. Auth. VRDO                    3.60%      12/6/2000 (2)          11,360            11,360
                                                                                                            ----------
                                                                                                             1,818,764
                                                                                                            ----------
NONINSURED (5.1%)
Allegheny County PA Higher Educ. Building Auth. VRDO
  (Carnegie Mellon Univ.)                                   4.20%      12/4/2000               1,100             1,100
Delaware County PA IDA Airport Fac. Rev. VRDO
  (United Parcel Service)                                   4.05%      12/4/2000               2,100             2,100
Geisinger Auth. PA Health Systems
  (Penn State Geisinger Health System)                      4.20%      12/4/2000               3,950             3,950
Lower Merion Township PA School Dist. GO                    5.00%      5/15/2023              10,300             9,755
Montgomery County PA GO                                     5.00%      7/15/2019               8,800             8,447
Montgomery County PA GO                                     5.00%      7/15/2024               8,905             8,297
Montgomery County PA GO                                    5.375%     10/15/2025               7,930             7,764
Montgomery County PA GO                                     5.40%      9/15/2019               1,860             1,866
Pennsylvania GO                                             5.25%     10/15/2011              11,200            11,575
Pennsylvania GO                                             5.25%     10/15/2012              11,300            11,601
Pennsylvania GO                                             6.00%      1/15/2011               3,000             3,278
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Carnegie Mellon Univ.)                                   4.20%      12/4/2000                 250               250
Pennsylvania Housing Finance Agency
  Single Family Mortgage Rev.                               5.40%      10/1/2024               7,195             7,186
Pennsylvania Housing Finance Agency
  Single Family Mortgage Rev.                               6.15%      10/1/2020               5,000             5,134

-----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE            MARKET
PENNSYLVANIA INSURED                                                    MATURITY              AMOUNT            VALUE*
LONG-TERM TAX-EXEMPT FUND                                  COUPON           DATE               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania Housing Finance Agency
  Single Family Mortgage Rev.                               6.90%       4/1/2017               3,535             3,664
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
  (Children's Hosp. Project)                                4.25%      12/4/2000               4,450             4,450
Philadelphia PA IDA VRDO (Cancer Research)                  4.25%      12/4/2000 LOC             900               900
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                                 5.375%      12/1/2011               2,525             2,543
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                                 5.375%      12/1/2013               2,340             2,322
St. Mary's Hosp. Auth. Bucks County PA VRDO
  (Catholic Health Initiatives)                             4.05%      12/6/2000               2,500             2,500
                                                                                                            ----------
                                                                                                                98,682
----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,865,908)                                                                                          1,917,446
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                            33,858
Liabilities                                                                                                    (28,813)
                                                                                                            ----------
                                                                                                                 5,045
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 175,079,298 outstanding $.001 par value shares of beneficial
  interest (unlimited authorization)                                                                        $1,922,491
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                       $10.98
=======================================================================================================================

*See Note A in Notes to Financial Statements.
YSecurities  purchased on a when-issued or delayed  delivery basis for which the fund has not taken delivery as of November 30, 2000.
For key to abbreviations and other references, see page 27.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            Amount          Per
                                                             (000)        Share
--------------------------------------------------------------------------------
Paid-in Capital                                         $1,874,586       $10.71
Undistributed Net Investment Income                             --           --
Overdistributed Net Realized Gains--Note E                  (3,633)        (.02)
Unrealized Appreciation--Note F                             51,538          .29
--------------------------------------------------------------------------------
NET ASSETS                                              $1,922,491       $10.98
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                    PENNSYLVANIA
                                             PENNSYLVANIA                INSURED
                                               TAX-EXEMPT              LONG-TERM
                                             MONEY MARKET             TAX-EXEMPT
                                                     FUND                   FUND
                                           -------------------------------------
                                                YEAR ENDED NOVEMBER 30, 2000
                                           -------------------------------------
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                        $81,278              $102,968
--------------------------------------------------------------------------------
Total Income                                       81,278               102,968
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                      229                   208
    Management and Administrative                   3,060                 3,008
    Marketing and Distribution                        351                   223
  Custodian Fees                                       23                    19
  Auditing Fees                                         9                     9
  Shareholders' Reports                                13                    17
  Trustees' Fees and Expenses                           2                     2
--------------------------------------------------------------------------------
    Total Expenses                                  3,687                 3,486
    Expenses Paid Indirectly---Note C                 (23)                  (53)
--------------------------------------------------------------------------------
    Net Expenses                                    3,664                 3,433
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                              77,614                99,535
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                          (32)                3,256
  Futures Contracts                                    --                  (873)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              (32)                2,383
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                --                53,656
  Futures Contracts                                    --                    --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       --                53,656
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $77,582              $155,574
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------
                                                    PENNSYLVANIA                         PENNSYLVANIA
                                                     TAX-EXEMPT                        INSURED LONG-TERM
                                                  MONEY MARKET FUND                     TAX-EXEMPT FUND
                                           -----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,
                                           -----------------------------------------------------------------
                                                      2000          1999               2000         1999
                                                     (000)         (000)              (000)        (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 77,614      $ 58,475           $ 99,535    $ 101,053
  Realized Net Gain (Loss)                             (32)           (3)             2,383          545
  Change in Unrealized Appreciation (Depreciation)      --            --             53,656     (136,729)
------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     77,582        58,472            155,574      (35,131)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (77,614)      (58,475)           (99,535)    (101,053)
  Realized Capital Gain                                 --            --                 --      (15,574)
------------------------------------------------------------------------------------------------------------
    Total Distributions                            (77,614)      (58,475)           (99,535)    (116,627)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                         2,269,471     2,103,064            318,817      405,695
  Issued in Lieu of Cash Distributions              72,428        53,903             67,176       82,424
  Redeemed                                      (2,177,916)   (2,062,137)          (389,414)    (410,261)
------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                           163,983        94,830             (3,421)      77,858
------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        163,951        94,827             52,618      (73,900)
------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                              1,963,452     1,868,625          1,869,873    1,943,773
------------------------------------------------------------------------------------------------------------
  End of Year                                   $2,127,403    $1,963,452         $1,922,491   $1,869,873
============================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                         2,269,471     2,103,064             29,792       36,340
  Issued in Lieu of Cash Distributions              72,428        53,903              6,267        7,416
  Redeemed                                      (2,177,916)   (2,062,137)           (36,621)     (36,992)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding      163,983        94,830               (562)       6,764
============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------
                                                 PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                         YEAR ENDED NOVEMBER 30,
                                                --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR      2000     1999     1998     1997     1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $1.00    $1.00    $1.00    $1.00    $1.00
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .038     .030     .033     .034     .033
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  --       --       --       --       --
--------------------------------------------------------------------------------------------
    Total from Investment Operations              .038     .030     .033     .034     .033
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.038)   (.030)   (.033)   (.034)   (.033)
  Distributions from Realized Capital Gains         --       --       --       --       --
--------------------------------------------------------------------------------------------
    Total Distributions                          (.038)   (.030)   (.033)   (.034)   (.033)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $1.00    $1.00    $1.00    $1.00    $1.00
============================================================================================

TOTAL RETURN                                     3.91%    3.06%    3.33%    3.49%    3.36%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)            $2,127   $1,963   $1,869   $1,598   $1,371
  Ratio of Total Expenses to Average
    Net Assets                                   0.18%    0.19%    0.20%    0.20%    0.19%
  Ratio of Net Investment Income to Average
    Net Assets                                   3.83%    3.01%    3.27%    3.42%    3.30%
============================================================================================

--------------------------------------------------------------------------------------------
                                              PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                           YEAR ENDED NOVEMBER 30,
                                              ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR      2000     1999     1998     1997     1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $10.65   $11.51   $11.27   $11.26   $11.28
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .584     .578     .597     .598     .606
  Net Realized and Unrealized Gain (Loss)
    on Investments                                .330    (.768)    .240     .074     .017
--------------------------------------------------------------------------------------------
    Total from Investment Operations              .914    (.190)    .837     .672     .623
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.584)   (.578)   (.597)   (.598)   (.606)
  Distributions from Realized Capital Gains         --    (.092)      --    (.064)   (.037)
--------------------------------------------------------------------------------------------
    Total Distributions                          (.584)   (.670)   (.597)   (.662)   (.643)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $10.98   $10.65   $11.51   $11.27   $11.26
============================================================================================

TOTAL RETURN                                     8.86%   -1.74%    7.60%    6.21%    5.77%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)            $1,922   $1,870   $1,944   $1,746   $1,651
  Ratio of Total Expenses to Average
    Net Assets                                   0.19%    0.19%    0.20%    0.18%    0.19%
  Ratio of Net Investment Income to
    Average Net Assets                           5.45%    5.20%    5.23%    5.37%    5.47%
  Portfolio Turnover Rate                          11%      13%      19%       9%      13%
============================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  Futures  Contracts:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTED     PERCENTAGE       PERCENTAGE
                                     TO VANGUARD        OF FUND    OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND               (000)     NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $388          0.02%             0.4%
Insured Long-Term                            355          0.02              0.4
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2000, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                          EXPENSE REDUCTION
                                                                (000)
                                               ---------------------------------
                                                MANAGEMENT AND         CUSTODIAN
PENNSYLVANIA TAX-EXEMPT FUND                    ADMINISTRATIVE              FEES
--------------------------------------------------------------------------------
Money Market                                                --               $23
Insured Long-Term                                          $34                19
--------------------------------------------------------------------------------

D. During the year ended November 30, 2000, the Insured Long-Term Tax-Exempt Fund purchased $214,764,000 of investment securities and sold $185,668,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $3,624,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available capital losses of $9,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 2000, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $47,914,000, consisting of unrealized gains of $62,380,000 on securities that had risen in value since their purchase and $14,466,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Insured Long-Term Tax Exempt Fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard Pennsylvania Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 9, 2001

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.

     Each fund designates 100% of its income dividends as exempt-interest dividends.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS

500 Index Fund

Calvert Social Index(TM) Fund

Capital Opportunity Fund

Convertible Securities Fund

Developed Markets Index Fund

Emerging Markets Stock Index Fund

Energy Fund

Equity Income Fund

European Stock Index Fund

Explorer(TM) Fund

Extended Market Index Fund

Global Equity Fund

Gold and Precious Metals Fund

Growth and Income Fund

Growth Equity Fund

Growth Index Fund

Health Care Fund

Institutional Developed Markets Index Fund

Institutional Index Fund

International Growth Fund

International Value Fund

Mid-Cap Index Fund

Morgan(TM) Growth Fund

Pacific Stock Index Fund

PRIMECAP Fund

REIT Index Fund

Selected Value Fund

Small-Cap Growth Index Fund

Small-Cap Index Fund

Small-Cap Value Index Fund

Strategic Equity Fund

Tax-Managed Capital Appreciation Fund

Tax-Managed Growth and Income Fund

Tax-Managed International Fund

Tax-Managed Small-Cap Fund

Total International Stock Index Fund

Total Stock Market Index Fund

U.S. Growth Fund

U.S. Value Fund

Utilities Income Fund

Value Index Fund

Windsor(TM) Fund

Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund

Balanced Index Fund

Global Asset Allocation Fund

LifeStrategy(R) Conservative Growth Fund

LifeStrategy(R) Growth Fund

LifeStrategy(R) Income Fund

LifeStrategy(R) Moderate Growth Fund

STAR(TM) Fund

Tax-Managed Balanced Fund

Wellesley(R) Income Fund

Wellington(TM) Fund


BOND FUNDS

Admiral(TM) Intermediate-Term Treasury Fund

Admiral(TM) Long-Term Treasury Fund

Admiral(TM) Short-Term Treasury Fund

GNMA Fund

High-Yield Corporate Fund

High-Yield Tax-Exempt Fund

Inflation-Protected Securities Fund

Insured Long-Term Tax-Exempt Fund

Intermediate-Term Bond Index Fund

Intermediate-Term Corporate Fund

Intermediate-Term Tax-Exempt Fund

Intermediate-Term Treasury Fund

Limited-Term Tax-Exempt Fund

Long-Term Bond Index Fund

Long-Term Corporate Fund

Long-Term Tax-Exempt Fund

Long-Term Treasury Fund

Preferred Stock Fund

Short-Term Bond Index Fund

Short-Term Corporate Fund

Short-Term Federal Fund

Short-Term Tax-Exempt Fund

Short-Term Treasury Fund

State Tax-Exempt Bond Funds (California, Florida,
  Massachusetts, New Jersey, New York, Ohio, Pennsylvania)

Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund

Federal Money Market Fund

Prime Money Market Fund

State Tax-Exempt Money Market Funds (California,
  New Jersey, New York, Ohio, Pennsylvania)

Tax-Exempt Money Market Fund

Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High-Grade Bond Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Money Market Portfolio

REIT Index Portfolio

Short-Term Corporate Portfolio

Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2001 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                Q770 012001